SETTLEMENT OF LEGAL PROCEEDINGS	12 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
SETTLEMENT OF LEGAL PROCEEDINGS [Text Block]

20. SETTLEMENT OF LEGAL PROCEEDINGS

On September 4, 2025, the Company entered into a settlement agreement (the "EFF Settlement Agreement") with respect to certain actions filed in the Oregon State Circuit Court for Clackamas County and the Oregon Court of Appeals by two owners (each, a "Vendor") of Proudest Monkey Holdings, LLC ("Proudest Monkey"), an entity that was previously the sole owner of EFF (the "Oregon Actions") and an action filed in the Supreme Court of British Columbia by Proudest Monkey and one of its owners (the "BC Action", and together with the Oregon Actions, the "Litigation"). The Company acquired all the membership units of EFF from Proudest Monkey pursuant to a purchase and sale agreement dated January 19, 2018 (the "EFF Agreement").

Pursuant to the Oregon Actions, two Vendors made claims related to contract, employment and statutory damages against the Company, its wholly-owned subsidiaries 320204 US Holdings Corp, EFF, Swell Companies Limited, and Phantom Brands LLC,

and three directors, two officers, and one former employee of the Company. The Company alleged breach and default under the EFF Agreement in connection with certain conduct by the Vendors which occurred prior to and after the completion of the acquisition of EFF. As a result, the Company withheld issuing certain equity consideration payable to the Vendors pursuant to the terms of the EFF Agreement, as a result of which Proudest Monkey and one of the Vendors launched the BC Action, to which the Company filed counterclaims.

In addition to such other terms and conditions as agreed to among the parties, pursuant to the EFF Settlement Agreement, the parties to the Litigation agreed to (a) fully and finally settle all claims between them, have each action dismissed with respect to all remaining claims on a with prejudice basis and to mutually release each other from all claims asserted in the BC Action and Oregon Actions, (b) the Company agreed to pay to the plaintiffs under the Litigation (the "Plaintiffs") the total cash sum of $2,400,000 (the "Settlement Amount") as follows: (i) $500,000 payable on or before September 12, 2025 (the "Initial Payment Date"); (ii) $100,000 per month payable over a period of 19 months commencing one month after the Initial Payment Date, and (c) pursuant to the terms of the EFF Agreement, the Company agreed to issue to certain of the Vendors an aggregate of 555,793 (reduced from 793,093) common shares of the Company (the "Share Consideration").

The Settlement resulted in the cash liability in respect of the payment of the Settlement Amount being offset by the extinguishment of convertible promissory notes (which had an outstanding balance of $1,156,259 as of March 31, 2025) and the accounts payable Litigation related accrual of $612,500. The recognition of the $2,400,000 settlement liability, extinguishment of liabilities totaling $1,768,759, and reduction of the commitment to issue shares possessing a value of $188,698 (C$260,950) resulted in a loss on settlement of legal proceedings of $442,543.

During the year ended March 31, 2026, the Company made payments toward the Settlement Amount totaling $1,100,000 and as at March 31, 2026, the settlement liability was $1,300,000 (March 31, 2025 - $nil). On May 27, 2026, the Company issued the shares associated with the Share Consideration (Note 23).